Exhibit 10.1

EXECUTION VERSION

Project Monty – Amending Agreement No.1 (Syndicated Facility Agreement)

Dated 29 December 2019

National Australia Bank Limited (ABN 12 004 044 937) (“Agent”)

GWI Acquisitions Pty Ltd (ACN 615 317 130) (“Borrower”)

Each person listed as an Obligor in schedule 1 (each an “Obligor” and together, the “Obligors”)

King & Wood Mallesons

Level 61

Governor Phillip Tower

1 Farrer Place

Sydney NSW 2000

Australia

T +61 2 9296 2000

F +61 2 9296 3999

DX 113 Sydney

www.kwm.com

REF: AM:BJS: 602-0046412

Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)

Contents

Details		1

General terms		2

1	Definitions and interpretation	2

1.1	Defined terms	2
1.2	Interpretation	2
1.3	Capacity of the Agent	3

2	Amendments	3

3	Confirmation and acknowledgement	4

3.1	Confirmation	4
3.2	Conflict	4
3.3	Finance Document	4
3.4	Secured Money	4

4	Representations and warranties	4

5	Undertakings	5

6	Costs	5

7	Termination of this agreement	5

8	Counterparts	6

9	General	6

10	Governing law	6

Schedule 1 – Obligors		7

Schedule 2 – Form of GWA Transaction Completion Notice		11

Signing page		13

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Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)

Details

Date 29 December 2019

Parties	Agent, Borrower and each Obligor

Agent	Name	National Australia Bank Limited
	ABN	12 004 044 937

	Address	Level 25, 255 George Street, Sydney NSW 2000

	Fax	+61 2 9237 1634

	Email	jessica.bui@nab.com.au / christina.choy@nab.com.au

	Attention	Jessica Bui, Associate Director, Agency & Trustee Services / Christina Choy, Associate Director, Agency & Trustee Services

Borrower	Name	GWI Acquisitions Pty Ltd

	ACN	615 317 130

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Attention	Chief Financial Officer, GWA

	Email	mmorris@gwrr.com

Obligor	Each person named in schedule 1 (“Obligors”). Their details are as set out in schedule 1 (“Obligors”).

Recitals	A	Each of the Borrower, the Obligors and the Agent, among others, are party to the Original Document.

	B	Each of the Borrower, the Obligors and the Agent wish to amend the Original Document as set out in this agreement.

	C	The Agent is party to this agreement for itself and in its capacity as agent for and on behalf of the Finance Parties.

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Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)

General terms

1	Definitions and interpretation

1.1	Defined terms

These meanings apply unless the contrary intention appears:

Consent Request Letter means the letter entitled “Project Monty – Syndicated Facility Agreement” dated 31 October 2019 from the Borrower addressed to National Australia Bank Limited as the Agent (and confirmed by the Agent for itself and for and on behalf of the Lenders on 27 December 2019).

Effective Date means the date on which completion of the GWA Transaction occurs, as notified by the Borrower to the Agent in writing in the form set out in schedule 2 and provided that, prior to completion of the GWA Transaction, the Required Glencore Confirmation has been delivered to the Agent.

GWA Transaction has the meaning given in the Consent Request Letter.

GWI Transaction has the meaning given in the Consent Request Letter.

Original Document means the document entitled “Project Monty – Syndicated Facility Agreement” dated 28 November 2016 between, among others, the Agent, the Borrower and each Obligor.

Required Glencore Confirmation means a copy of either:

(a)	the letter entitled “Rail Haulage Agreement – Notice of Change of Control” from GRail to Glencore Coal dated 18 October 2019 duly counter-signed by or on behalf of Glencore Coal; or

(b)

any other written notice from (and duly signed by or on behalf of) Glencore Coal to GRail confirming that neither the GWI Transaction nor the GWA Transaction would create any grounds to terminate the Rail Haulage Agreement or for Glencore Coal to exercise its other rights under clauses 34.2 and 35.2(iii) of the Rail Haulage Agreement with respect to the GWA Transaction or the GWI Transaction (as the case may be) (such notice to be in form and substance satisfactory to the Agent acting on the instructions of all the Lenders).

Security Trust Deed means the deed entitled “Project Monty – Security Trust Deed” dated 28 November 2016 between, among others, the Security Trustee and each Obligor.

1.2	Interpretation

(a)	Unless otherwise defined in this agreement, terms defined in the Original Document or the Security Trust Deed have the same meaning in this agreement.

(b)

Unless the context requires or this agreement expressly provides otherwise, clause 1.2 (“Interpretation”) and clause 1.3 (“Incorporation of defined terms”) of the Original Document apply to this agreement as if set out in full and references in those clause to “this agreement” will be taken to be reference to this document.

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1.3	Capacity of the Agent

(a)	The Agent enters into this agreement for itself and as agent for the Finance Parties.

(b)

In accordance with the terms of the Original Document, the Agent has been instructed and is authorised to enter into this agreement on behalf of the Finance Parties and the amendment of the Original Document pursuant to this agreement will be binding on all the Finance Parties.

(c)	Clause 1.5 (“Capacity of Agent”) of the Security Trust Deed applies to this agreement as if it was set out in full herein.

2	Amendments

As from (and including) the Effective Date, the Agent, the Borrower and each Obligor agree that clause 25.1 (“Review Event”) of the Original Document is amended as set out in the marked-up text below:

“25.1    Review Event

A Review Event will occur if:

(a)	a person (other than ~~GWI or~~ the Investor) obtains beneficial ownership (directly or indirectly) of 50.1% or more of the issued ordinary shares in Hold Co; or

(b)	the Investor does not have or ceases to have beneficial ownership (directly or indirectly) of 50.1% or more of the issued ordinary shares in Hold Co; or

(~~b~~c)

~~GWI~~ the Investor ceases to have the right to appoint at least half of the number of ~~representatives~~ directors to the ~~management committee~~ board of directors of the general partner of G&W Australia Holdings LP (ABN 30 124 868 215),~~; or~~

~~(c)     GWI ceases to hold (directly or indirectly) at least a 40% interest in G&W Australia Holdings LP (ABN 30 124 868 215)~~,

(each of the events in paragraphs (a), (b) and (c) above being a “Change of Control Review Event”); or

(d)

the Rail Haulage Agreement is terminated (other than on expiry of its terms and satisfaction of all of the obligations under the Rail Haulage Agreement) as a result of GRail exercising its termination rights under clause 35.1 (“GRail’s right to terminate”) of the Rail Haulage Agreement (a “RHA Review Event”).”

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3	Confirmation and acknowledgement

3.1	Confirmation

(a)	Each of the Agent, the Borrower and each Obligor confirms that, except as provided for in clause 2 (“Amendments”), no other amendments are to be made to the Original Document.

(b)

Each of the Agent, the Borrower and each Obligor acknowledges and agrees that nothing in this agreement is intended to have the effect of creating a new agreement to replace the Original Document and the Original Document (as amended by this agreement) will continue in full force and effect.

3.2	Conflict

If there is a conflict between the Original Document and this agreement, the terms of this agreement prevail.

3.3	Finance Document

The parties acknowledge that this agreement is a Finance Document.

3.4	Secured Money

The Borrower and each Obligor acknowledges that the definition of “Secured Money” in the Security Trust Deed includes any amount payable under the Original Document as amended by this agreement.

4	Representations and warranties

(a)	Subject to clause 4(b), each Repeating Representation is deemed to be made by the Borrower and each other Obligor (by reference to the facts and circumstances then existing) on:

(i)	the date of this agreement; and

(ii)	the Effective Date.

(b)	For the purposes of the clause 4(a):

(i)

each reference in a Repeating Representation to the “Finance Documents”, any “Finance Document”, the Transaction Documents” or any “Transaction Document” (as applicable) will be construed as also including:

(A)	a reference to this agreement; and

(B)	on the Effective Date, the Original Document as amended by this agreement; and

(ii)

all written factual information contained in the Consent Request Letter or subsequently provided by (or on behalf of) the Borrower or any other Obligor to the Agent in connection with the Consent Request Letter will be subject to the Repeating Representation under clause 22.1(o)(i) (“Accuracy of information”) of the Original Document.

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5	Undertakings

(a)	The Borrower and each other Obligor agrees to provide to the Agent the following (and if so requested by the Agent, in sufficient copies for each Lender):

(i)

promptly upon request, any document or other information that the Agent requests (either for itself or on behalf of another Finance Party) to enable the Agent or another Finance Party to do any “know your customer” checks in relation to the GWI Transaction and/or the GWA Transaction;

(ii)

to the extent that the most recent Group Structure Diagram or any corporate structure diagram in relation to the GWI Transaction and/or the GWA Transaction which has been provided to the Agent in connection with the Consent Request Letter by (or on behalf of) an Obligor is no longer correct, a copy of such updated Group Structure Diagram or other corporate structure diagram (as applicable), promptly upon becoming aware that it is no longer correct; and

(iii)

promptly after it becomes available to an Obligor (and subject to any confidentiality restriction applicable to its disclosure), a copy of any approval issued by FIRB and/or the ACCC in relation to the completion of the GWI Transaction and/or the GWA Transaction (to the extent not otherwise provided to the Agent prior to the date of this agreement).

(b)	The Borrower must promptly notify the Agent upon completion of the GWI Transaction occurring.

(c)	The Borrower must issue a notice to the Agent (in the form set out in schedule 2) on the same day that completion of the GWA Transaction occurs.

(d)

The undertakings in this clause 5 remain in force from the date of this agreement for so long as any Secured Money is outstanding to the Finance Parties under the Finance Documents or any Commitment is in force.

6	Costs

The Borrower agrees to pay or reimburse the Agent (for itself and for and on behalf of the Finance Parties) its reasonable costs in connection with the preparation and execution of this agreement.

7	Termination of this agreement

If the Borrower delivers written notice to the Agent confirming that completion will not occur in relation to either the GWI Transaction or the GWA Transaction (or both transactions), this agreement will automatically terminate and will have no further force or effect from (and including) the date of such notice (except for clause 6 (“Costs”) which will survive and continue to apply after termination of this agreement).

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8	Counterparts

This agreement may be executed in any number of counterparts and each signed counterpart taken together will constitute one instrument.

9	General

(a)	Subject to clause 9(b), each of the Agent, the Borrower and each Obligor acknowledges and agrees that Part 11 (“General”) of the Original Document applies to this agreement mutatis mutandis.

(b)

Notwithstanding clause 38 (“Notices and communications”) of the Original Document, the notice of completion of the GWA Transaction (in the form set out in schedule 2) will be effective on the date and at the time which that notice (signed by an Authorised Officer of the Borrower) is sent by email by the Borrower to the Agent.

10	Governing law

This document is governed by the law in force in New South Wales and each party submits to the exclusive jurisdiction of the courts of that place.

EXECUTED as an agreement

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Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)

Schedule 1 – Obligors

Name	Address and notice details

GWI Acquisitions Pty Ltd	ACN	615 317 130

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

Genesee & Wyoming Australia Pty Ltd	ABN	17 079 444 296

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

GWI Holdings No.2 Pty Ltd	ABN	53 132 989 998

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

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GWI Holdings Pty Ltd	ABN	37 094 819 806

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

Genesee & Wyoming Australia Eastern Pty Ltd	ABN	68 142 367 280
	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

GWA (North) Pty Ltd	ABN	92 144 081 774

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

SA Rail Pty Ltd	ABN	55 077 946 340

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

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Viper Line Pty Limited	ABN	63 092 437 691

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

Freightliner Australia Pty Ltd	ABN	51 122 522 123

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

FLA Coal Services Pty Ltd	ABN	38 137 483 240

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

Freightliner Australia Coal Haulage Pty Ltd	ABN	46 137 483 713

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

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ARG Sell Down No1 Pty. Limited	ABN	65 096 337 861

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

GWA Northern Pty Ltd	ABN	49 092 437 628

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

GRail (NSW) Pty Limited	ABN	11 079 546 777

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

GWA (Queensland) Pty Ltd	ACN	634 345 627

	Address	Level 3, 33 Richmond Road, Keswick SA 5035

	Fax	+61 8 8343 5454

	Telephone	+61 8 8343 5455

	Email	gwacompanysecretary@gwrr.com

	Attention	Chief Financial Officer & Company Secretary

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Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)

Schedule 2 – Form of GWA Transaction Completion Notice

To:	National Australia Bank Limited (ABN 12 004 044 937)
Level 25, 255 George Street
Sydney NSW 2000
Attention: Jessica Bui, Associate Director, Agency & Trustee Services / Christina Choy, Associate Director, Agency & Trustee Services
By email: jessica.bui@nab.com.au / christina.choy@nab.com.au

“Agent” for itself and for and on behalf of each person listed in Annexure 1 (being a Lender under the Syndicated Facility Agreement

From:	GWI Acquisitions Pty Ltd (ACN 615 317 130)
Level 3, 33 Richmond Road
Keswick SA 5035
(“Borrower”)

And from:	Each person listed in Annexure 2 (together with the Borrower, being an Obligor under the Syndicated Facility Agreement) (each an “Obligor”)

Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement) dated              (“Amending Agreement”): Notice of completion of the GWA Transaction

Dated [insert]

I refer to the Amending Agreement and to the document entitled “Project Monty – Syndicated Facility Agreement” dated 28 November 2016 between, among others, the Borrower and the Agent (“Syndicated Facility Agreement”).

Terms not otherwise defined in this document have the meaning given in the Amending Agreement or the Syndicated Facility Agreement.

In accordance with Amending Agreement:

•

for the purposes of clause 5(c) (“Undertakings”) of the Amending Agreement, the Borrower notifies and confirms to the Agent that completion of the GWA Transaction has occurred on the date of this notice;

•	prior to completion of the GWA Transaction, the Required Glencore Confirmation has been delivered to the Agent; and

•	the “Effective Date” under the Amending Agreement is the date of this notice.

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[For the purposes of clause 5(b) (“Undertakings”) of the Amending Agreement, the Borrower also notifies and confirms to the Agent that completion of the GWI Transaction occurred on the date of this notice.] [Note: Only to be included if the GWI Transaction and the GWA transaction occur on the same day; otherwise separate notice of completion of the GWI Transaction is required to be provided under clause 5(b) of the Amending Agreement]

Yours sincerely,

[insert name]

Authorised Officer of the Borrower and each other Obligor

Annexure 1

[Name each Lender to be inserted]

Annexure 2 – Obligors

GWA (North) Pty Ltd (ABN 92 144 081 774)

Genesee & Wyoming Australia Pty Ltd (ABN 17 079 444 296)

GWI Holdings No.2 Pty Ltd (ABN 53 132 989 998)

GWI Holdings Pty Ltd (ABN 37 094 819 806)

Genesee & Wyoming Australia Eastern Pty Ltd (ABN 68 142 367 280)

SA Rail Pty Ltd (ABN 55 077 946 340)

Viper Line Pty Limited (ABN 63 092 437 691)

Freightliner Australia Pty Ltd (ABN 51 122 522 123)

FLA Coal Services Pty Ltd (ABN 38 137 483 240)

Freightliner Australia Coal Haulage Pty Ltd (ABN 46 137 483 713)

ARG Sell Down No1 Pty. Limited (ABN 65 096 337 861)

GWA Northern Pty Ltd (ABN 49 092 437 628)

GRail (NSW) Pty Limited (ABN 11 079 546 777)

GWA (Queensland) Pty Ltd (ACN 634 345 627)

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Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)

Signing page

Date 29 December 2019

BORROWER AND OBLIGOR

EXECUTED by GWI ACQUISITIONS	)
PTY LTD in accordance with section 127(1))
of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

OBLIGORS

EXECUTED by GENESEE &	)
WYOMING AUSTRALIA PTY LTD in	)
accordance with section 127(1) of the	)
Corporations Act 2001 (Cth) by	)
authority of its directors:	)
)
	)	/s/ Jodie Sparrow
/s/ Kieran Zubrinich	)	Signature of ~~director/~~company
Signature of director	)	secretary*
	)	* delete whichever is not applicable
	)	Jodie Sparrow
Kieran Zubrinich	)	Name of ~~director/~~company secretary*
Name of director (block letters)		(block letters)
* delete whichever is not applicable

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EXECUTED by GWI HOLDINGS NO.2)
PTY LTD in accordance with section 127(1))
of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by GWI HOLDINGS PTY	)
LTD in accordance with section 127(1))
of the Corporations Act 2001 (Cth) by	)
authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by GENESEE & WYOMING AUSTRALIA EASTERN	) )
PTY LTD in accordance with section 127(1))
of the Corporations Act 2001)
(Cth) by authority of its directors:	)
	)	/s/ Jodie Sparrow
/s/ Kieran Zubrinich	)	Signature of ~~director/~~company
Signature of director	)	secretary*
	)	* delete whichever is not applicable
)
	)	Jodie Sparrow
Kieran Zubrinich	)	Name of ~~director/~~company secretary*
Name of director (block letters)		(block letters)
* delete whichever is not applicable

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EXECUTED by GWA (NORTH) PTY	)
LTD in accordance with section 127(1))
of the Corporations Act 2001 (Cth) by	)
authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by SA RAIL PTY LTD in	)
accordance with section 127(1) of the	)
Corporations Act 2001 (Cth) by	)
authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by VIPER LINE PTY	)
LIMITED in accordance with section 127(1))
of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

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EXECUTED by FREIGHTLINER	)
AUSTRALIA PTY LTD in accordance	)
with section 127(1) of the Corporations	)
Act 2001 (Cth) by authority of its	)
directors:	)
)
	)	/s/ Jodie Sparrow
/s/ Kieran Zubrinich	)	Signature of ~~director/~~company
Signature of director	)	secretary*
	)	* delete whichever is not applicable
)
Kieran Zubrinich	)	Jodie Sparrow
Name of director (block letters)		Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by FLA COAL SERVICES	)
PTY LTD in accordance with section	)
127(1) of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
)
Kieran Zubrinich	)	Jodie Sparrow
Name of director (block letters))		Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by FREIGHTLINER	)
AUSTRALIA COAL HAULAGE PTY	)
LTD in accordance with section 127(1))
of the Corporations Act 2001 (Cth) by	)
authority of its directors:	)
	)	/s/ Jodie Sparrow
/s/ Kieran Zubrinich	)	Signature of ~~director/~~company
Signature of director	)	secretary*
	)	* delete whichever is not applicable
)
	)	Jodie Sparrow
Kieran Zubrinich	)	Name of ~~director/~~company secretary*
Name of director (block letters)		(block letters)
* delete whichever is not applicable

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EXECUTED by ARG SELL DOWN	)
NO1 PTY. LIMITED in accordance with	)
section 127(1) of the Corporations Act	)
2001 (Cth) by authority of its directors:	)
)
)
/s/ Luke Anderson	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Luke Anderson	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by GWA NORTHERN	)
PTY LTD in accordance with section	)
127(1) of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
)
/s/ Luke Anderson	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company
	)	secretary*
	)	* delete whichever is not applicable
Luke Anderson	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

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EXECUTED by GRAIL (NSW) PTY	)
LIMITED in accordance with section	)
127(1) of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company secretary* * delete whichever is not applicable
)
)
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

EXECUTED by GWA (QUEENSLAND))
PTY LTD in accordance with section	)
127(1) of the Corporations Act 2001)
(Cth) by authority of its directors:	)
)
)
/s/ Kieran Zubrinich	)	/s/ Jodie Sparrow
Signature of director	)	Signature of ~~director/~~company secretary* * delete whichever is not applicable
)
)
Kieran Zubrinich	)
Name of director (block letters))		Jodie Sparrow
Name of ~~director/~~company secretary*
(block letters)
* delete whichever is not applicable

© King & Wood Mallesons 44551826	Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)	18

AGENT

SIGNED by	)
Jessica Bui	)
)
as attorney for NATIONAL	)
AUSTRALIA BANK LIMITED under	)
power of attorney dated 1 March 2007)
)
	)	/s/ Jessica Bui
in the presence of:	)	By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney
)
)
/s/ Antonia Waddy	)
Signature of witness	)

Antonia Waddy
Name of witness (block letters)

© King & Wood Mallesons 44551826	Project Monty - Amending Agreement No.1 (Syndicated Facility Agreement)	19